UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Waste Management, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V35183-P04716 WASTE MANAGEMENT, INC. 800 CAPITOL STREET SUITE 3000 HOUSTON, TX 77002 WASTE MANAGEMENT, INC. 2024 Annual Meeting Vote by May 13, 2024 11:59 PM ET You invested in WASTE MANAGEMENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2024. Get informed before you vote View the Combined Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 14, 2024 10:30 a.m. CT Waste Management, Inc. 800 Capitol Street, Suite 3000 Houston,Texas 77002

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V35184-P04716 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com 1. Election of Directors Nominees: 1a. Thomas L. Bené For 1b. Bruce E. Chinn For 1c. James C. Fish, Jr. For 1d. Andrés R. Gluski For 1e. Victoria M. Holt For 1f. Kathleen M. Mazzarella For 1g. Sean E. Menke For 1h. William B. Plummer For 1i. Maryrose T. Sylvester For 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2024. For 3. Approval, on an advisory basis, of our executive compensation. For 4. Approval of an amendment to the Certificate of Incorporation to provide for officer exculpation. For NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.